                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated Agreement and Declaration of Trust, dated March
26,  2004  (filed  as  Exhibit  a to  Post-Effective  Amendment  No.  40 to  the
Registration Statement of the Registrant on November 30, 2004, File No. 2-94608,
and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  40 to the  Registration  Statement  of the
Registrant on November 30, 2004, File No. 2-94608,  and  incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust,  appearing as Exhibit a herein, and Article II, Article VII, Article VIII and Article IX of
Registrant's Amended and Restated Bylaws, incorporated by reference as Exhibit b herein.

EX-99.d     Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 2004  (filed  as  Exhibit d to
Post-Effective  Amendment No. 40 to the Registration Statement of the Registrant
on November 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  November  17,  2004  (filed as Exhibit e to
Post-Effective  Amendment  No. 106 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  November  29,  2004,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.g1    Master  Agreement  with  Commerce  Bank N.A.  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
of American Century  Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX.99g5     Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency  Agreement with American  Century
Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post-Effective
Amendment No. 23 to the Registration  Statement of American Century Quantitative
Equity Funds on June 29, 1998, File No.  33-19589,  and  incorporated  herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h9   Amendment  No. 8 to the Transfer  Agency  Agreement  with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit
h10 to Post-Effective Amendment No. 35 to the Registration Statement of American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of the Registrant on January 30, 2004,  File No.
2-94608, and incorporated herein by reference).

EX-99.h11   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h12   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated January 28, 2005.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated January 24, 2005.

EX-99.j2    Power of  Attorney,  dated  December 9, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j3    Secretary's  Certificate,  dated December 10, 2004 (filed as Exhibit
j3 to Post-Effective  Amendment No. 38 to the Registration Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the  Registration  Statement of the  Registrant  on January 31,  2000,  File No.
2-94608, and incorporated herein by reference).

EX-99.m2    Amendment to the Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m1 to  Post-Effective
Amendment No. 32 to the Registration  Statement of the Registrant on January 31,
2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated  August 1, 2001 (filed as Exhibit m3 to  Post-Effective
Amendment No. 44 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 2001,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class),  dated December 3, 2001 (filed as Exhibit m4 to  Post-Effective
Amendment No. 16 to the Registration  Statement of American  Century  Investment
Trust on November  30,  2001,  File No.  33-65170,  and  incorporated  herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated July 1, 2002  (filed as  Exhibit  m5 to  Post-Effective
Amendment No. 38 to the Registration  Statement of the Registrant on January 31,
2003, File No. 2-94608, and incorporated hereby reference).

EX-99.m6    Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated May 1,  2004  (filed as  Exhibit  m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment No. 35 to the  Registration  Statement of the  Registrant on April 17,
2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m8    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to  Post-Effective  Amendment No. 44 to the  Registration  Statement of American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m9    Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to  Post-Effective  Amendment No. 16 to the  Registration  Statement of American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m10   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.m11   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective  Amendment No. 35 to the Registration Statement of American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.m12   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment No. 42 to the  Registration  Statement of American
Century  California  Tax-Free and Municipal Funds on February 26, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.m13   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment Trust on August 1,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No.  20 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations,  Inc. on September 29, 2004, File No.  33-79482,  and  incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment No. 1 to the Registration Statement of American Century
Asset Allocation Portfolios,  Inc. on August 30, 2004, File No. 333-116351,  and
incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement  of the  Registrant  on  November  30,  2004,  File No.  2-94608,  and
incorporated herein by reference).